UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 16, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422             11-2234952
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation)                      Number)                Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

On September 16, 2005, Standard Microsystems Corporation (SMSC) entered into an employment agreement with David S. Smith, under which Mr. Smith will be appointed Senior Vice President and Chief Financial Officer, effective on October 12, 2005, after completion of the 10-Q filing process for SMSC's second quarter of fiscal 2006. Andrew M. Caggia will retire as Chief Financial Officer at that time and will continue to be employed by SMSC in a part time capacity to ensure a smooth transition. It is expected that Mr. Caggia will continue as a member of SMSC's Board of Directors after his full retirement as an employee.

Mr. Smith, age 48, has no family relationship with any director or officer of SMSC, and has not been previously employed by SMSC.

Mr. Smith was a Managing Partner of Stonewall Capital Advisors LLC from February 2003 to September 2005. He was Vice President - Finance and Chief Financial Officer of Dover Corporation from March 2000 to October 2002, and was Vice President - Finance and Chief Financial Officer of Crane Co. from 1994 to February 2000.

A copy of the contract is attached hereto as Exhibit 10.1.


Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Andrew M. Caggia will retire as Chief Financial Officer of SMSC and David S. Smith will assume that position, effective October 12, 2005, as more fully described under Item 1.01 above.


Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1* - Employment Agreement with David S. Smith, dated September 16, 2005.

99.1  - SMSC press release dated September 19, 2005.


* Indicates a management contract or compensatory plan or arrangement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  September 19, 2005                    By:   /s/ ANDREW M.CAGGIA
                                             ---------------------------------
                                             Andrew M. Caggia
                                             Senior Vice President and
                                             Chief Financial Officer,
                                             and Director
                                             (Principal Financial Officer)



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                                  Exhibit Index


Exhibit No.  Description

10.1*        Employment Agreement with David S. Smith, dated September 16, 2005.

99.1         SMSC press release dated September 19, 2005.


* Indicates a management contract or compensatory plan or arrangement.